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                                                                   EXHIBIT 10.14

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:         QUINTON CARDIOLOGY SYSTEMS, INC.
                  QUINTON INC.
                  BURDICK, INC.

DATE:             JANUARY 9, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated December 30, 2002, as amended, if at all (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

         1. MODIFIED DEFINITION OF GENERAL INTANGIBLES. The definition of "General Intangibles" set forth in Section 8 of the Loan Agreement that currently reads as follows:

                  "General Intangibles" means all present and future "general intangibles" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

is hereby amended to read as follows:

                  "General Intangibles" means all present and future "general intangibles" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders,

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

                  customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise, including, without limitation, all claims arising out of that certain lawsuit entitled Quinton Instrument Company v. Zymed, Inc. and Agilent Technologies, Inc., Case No. COO-1705C, filed in the U.S. District Court, Western District of Washington), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                     SILICON:

QUINTON CARDIOLOGY SYSTEMS, INC.              SILICON VALLEY BANK

BY /s/ Michael Matysik                        BY /s/ Silicon Valley Bank
  -------------------------------               --------------------------------
   PRESIDENT OR VICE PRESIDENT                TITLE_____________________________

BY /s/ Tim Way
  -------------------------------
   SECRETARY OR ASS'T SECRETARY

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

BORROWER:                                     BORROWER:

QUINTON INC.                                  BURDICK, INC.

BY /s/ Michael Matysik                        BY /s/ Michael Matysik
  -------------------------------               --------------------------------
   PRESIDENT OR VICE PRESIDENT                   PRESIDENT OR VICE PRESIDENT

BY /s/ Tim Way                                BY /s/ Tim Way
  -------------------------------               --------------------------------
   SECRETARY OR ASS'T SECRETARY                  SECRETARY OR ASS'T SECRETARY

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